                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 10, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                    333-117495                  73-1703260
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

             75 Rockefeller Plaza, 27th Floor
                     New York, New York                          10019
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 1.01.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 10, 2006, the Registrant acquired substantially all of the business and assets of Hyperion Risk, Inc. ("Hyperion Risk"), a Florida corporation. Hyperion Risk is a security consulting, investigative and intelligence firm.

         The acquisition was made pursuant to a certain Asset Purchase
Agreement, dated August 10, 2006, (the "Agreement"), between the Registrant and
Hyperion Risk. The aggregate purchase price paid was $3,660,000, which consisted of $1,900,000 in cash, $1,500,000 in the common stock of the Registrant and the payment by the Registrant of Hyperion Risk's credit line balance of approximately $260,000.

         The shares of common issued in the acquisition of Hyperion Risk were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) of that Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering.

         The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES

         See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 3.02.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with
Item 9.01(a), Hyperion Risk's audited financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

         (b)  PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01(b), pro forma financial statements will be filed by an amendment to this Current
Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

         (d)  EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.             Description
         -----------             -----------
         10.1           Asset Purchase Agreement, dated as of August 10, 2006 by
                        and between GlobalOptions Group, Inc. and Hyperion Risk,
                        Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2006                  GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
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                                           Harvey W. Schiller, Ph.D.
                                           Chairman and Chief Executive Officer